                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
HotJobs.com, Ltd.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this proxy statement/prospectus.

                                          /s/ KPMG LLP

New York, New York
October 17, 2001